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                                                                   EXHIBIT (4)-1




                              CERTIFICATE OF TRUST

                 The undersigned, constituting all of the trustees of Consumers Power Company Financing I, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. Section 3801, et seq., hereby certify as follows:

                 i. Name. The name of the business trust being formed hereby (the "Trust") is "Consumers Power Company Financing I."

                 ii. Delaware Trustee. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                          The Bank of New York (Delaware),
                            a Delaware Banking corporation
                          White Clay Center, Route 273
                          Newark, Delaware 19711

                 iii. Effective Date. This Certificate of Trust shall be effective as of the date of filing.


Dated:  October 30, 1995
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                 IN WITNESS WHEREOF, the undersigned, being the sole Trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                  /s/ Alan M. Wright
                                  --------------------------------
                                  Alan M. Wright, as
                                        Regular Trustee


                                  /s/ Thomas A. McNish
                                  --------------------------------
                                  Thomas A. McNish, as
                                        Regular Trustee


                                  /s/ Doris F. Galvin
                                  --------------------------------
                                  Doris F. Galvin, as
                                        Regular Trustee


                                  The Bank of New York (Delaware), as
                                        Delaware Trustee


                                  By: /s/ Joseph F. Leary
                                     ---------------------------
                                        Name: Joseph F. Leary
                                        Title: Vice President


                                  The Bank of New York, as
                                        Property Trustee


                                  By: /s/ Paul J. Schmalzel
                                     ---------------------------
                                        Name: Paul J. Schmalzel
                                        Title: Assistant Treasurer






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